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                                                             EXHIBIT 10.46

                 LENDER ADDITION AND ACKNOWLEDGEMENT AGREEMENT


                              Dated July 21, 1997



        Reference is made to the Amended and Restated Loan Agreement dated as of February 21, 1997 (as amended or supplemented from time to time, the "Loan Agreement") by and among LASON SYSTEMS, INC., a corporation organized under the laws of Delaware (the "Borrower"), the Lenders who are or may become party thereto (collectively, the "Lenders) and First Union National Bank (f/k/a First Union National Bank of North Carolina) ("First Union"), as Agent for the Lenders (the "Agent") and as Issuing Bank. Capitalized terms which are defined in the Loan Agreement and which are used herein without definition shall have the same meanings herein as in the Loan Agreement.

        The Borrower and First Union, Comerica Bank, NDB Bank (each a "Current Lender" and collectively the "Current Lenders") agree as follows:

        1. Subject to section 2.8 of the Loan Agreement and this Lender Addition and Acknowledgement Agreement, the Borrower hereby increases the Total Revolving Credit Commitment from $40,000,000 to $60,000,000 (such increased amount not to exceed $60,000,000). This Lender Addition and Acknowledgement Agreement is entered into pursuant to, and authorized by, Section 2.8(a)(v) of the Loan Agreement.

        2. The parties hereto acknowledge and agree that, as of the date hereof, (a) the percentage of the Total Revolving Credit Commitment under the Loan Agreement (without giving effect to increases in the Aggregate Commitment which have not yet become effective) of each Lender, (b) the commitment under the Loan Agreement (without giving effect to increases in the Aggregate Commitment which have not yet become effective) of each Lender, and (c) the outstanding balances of the Loans under the Loan Agreement (without giving effect to increases in the Aggregate Commitment which have not yet become effective) made by each Lender, are each set forth on Schedule A-1 hereto.

        3. The parties hereto acknowledge and agree that, as of the Effective Date (as defined below), (a) the percentage of the Total Revolving Credit Commitment under the Loan Agreement of each Lender, (b) the Commitment under the Loan Agreement of each Lender, and (c) the outstanding balances of the Loans under the Loan Agreement made by each Lender are each set forth on Schedule A-2 hereto.

        4. Attached hereto is a revised Annex 1 to the Loan Agreement, revised to reflect the Commitment of each Lender as of the Effective Date of this Lender Addition and Acknowledgement Agreement.

        5. The Borrower acknowledges that it shall ensure that all filings and recordations that are necessary to perfect the security interests of the Lenders in the Collateral shall have been filed or recorded in all appropriate locations and it shall deliver to the Agent evidence satisfactory to the Agent that such security interests constitute valid and perfected first priority Liens therein (including evidence


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satisfactory that the amount of indebtedness secured reflects the increase in the Total Revolving Credit Commitment and that all necessary tax or other indebtedness has been paid).

         6. Each Current Lender attaches the Note delivered to it under the Loan Agreement and requests that the Borrower exchange such Note for a new Note payable to the current Lender as follows:

         Revolving Credit Note
         Payable to the Order of                                    Principal Amount of Note:
         -----------------------                                    ------------------------
         First Union National Bank                                           $22,500,000
         Comerica Bank                                                       $18,750,000
         NBD Bank                                                            $18,750,000

         7. Each Lender (i) represents and warrants that it is legally authorized to enter into this Lender Addition and Acknowledgement Agreement;
(ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section
6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Addition and Acknowledgement Agreement; (iii) agrees that it will, independently and without reliance upon any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it meets the criteria set forth in the definition of Eligible Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender; and (vii) agrees that it will keep confidential all the information with respect to the Borrower furnished to it by the Borrower (other than information required or requested to be disclosed by it pursuant to regulatory requirements or legal process; information requested by and disclosed to its auditors, accountants and attorneys, provided that each Lender shall use its best efforts to have such Persons enter into a confidentiality agreement with respect to such information; and information generally available to the public or otherwise available to the Lender on a nonconfidential basis).

         8. The effective date for this Lender Addition and Acknowledgement Agreement shall be (the "Effective Date"). Following the execution of this Lender Addition and Acknowledgement Agreement, it will be delivered to the Agent for the consent of the Agent and acceptance and recording in the Register.

         9. Upon such consents, acceptance and recording, from and after the Effective Date, each Current Lender shall be a party to the Loan Agreement and the other Loan Documents to which Lenders are parties and to the extent provided in this Lender Addition and Acknowledgement Agreement, have the rights and obligations of a Lender under each such agreement.

         10. Upon such consents, acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Current Lenders.


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         11.     The representations and warranties of the Borrower under the
Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, both before and after giving effect to the Loan requested herein.



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         12.     THIS LENDER ADDITION AND ACKNOWLEDGEMENT AGREEMENT SHALL BE
DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.



                                  LASON SYSTEMS, INC.

                                  By: /s/ Gary L. Monroe
                                     -----------------------------------------
                                  Name: Gary L. Monroe
                                       ---------------------------------------
                                  Title: President and Chief Executive Officer
                                        --------------------------------------



                                  FIRST UNION NATIONAL BANK

                                  Commitment $22,500,000
                                  Percentage of Total Revolving Credit
                                  Commitment 37.50%

                                  By: /s/ Henry R. Biedrzycki
                                     -----------------------------------------
                                  Name:   Henry R. Biedrzycki
                                       ---------------------------------------
                                  Title:  Vice President
                                        --------------------------------------



                                  NBD BANK

                                  Commitment $18,750,000
                                  Percentage of Total Revolving Credit
                                  Commitment 31.25%


                                  By: /s/ John C. Carter
                                     -----------------------------------------
                                  Name:   John C. Carter
                                       ---------------------------------------
                                  Title:  Senior Vice President
                                        --------------------------------------


                                  COMERICA BANK

                                  Commitment $18,750,000
                                  Percentage of Total Revolving Credit
                                  Commitment 31.25%

                                  By: /s/ David C. Bird
                                     -----------------------------------------
                                  Name:   David C. Bird
                                       ---------------------------------------
                                  Title:  Vice President
                                        --------------------------------------



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Acknowledged and Consented to:



                                  FIRST UNION NATIONAL BANK, as Agent


                                  By: /s/ Henry R. Biedrzycki
                                     -----------------------------------------
                                  Name:   Henry R. Biedrzycki
                                       ---------------------------------------
                                  Title:  Vice President
                                        --------------------------------------



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